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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 1, 2004




                             SOUTHERN UNION COMPANY
             (Exact name of registrant as specified in its charter)



         Delaware                      1-6407                    75-0571592
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
       of incorporation)                                    Identification No.)



   One PEI Center                                   18711
Wilkes-Barre, Pennsylvania                        (Zip Code)
(Address of principal executive offices)



       Registrant's telephone number, including area code: (570) 820-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)


[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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ITEM 8.01 OTHER EVENTS

         On September 1, 2004, Southern Union Company ("Southern Union" or the "Company") issued a press release to announce that CCE Holdings, LLC ("CCE Holdings"), a joint venture of Southern Union and its equity partner, GE Commercial Finance Energy Financial Services, entered into an agreement (the "Agreement") to acquire for cash 100 percent of the equity interests of
CrossCountry Energy, LLC ("CrossCountry") from Enron Corp. and its affiliates (collectively, "Enron"). CrossCountry holds interests in and operates Transwestern Pipeline Company, Citrus Corp. and Northern Plains Natural Gas Company- the interstate natural gas pipeline assets of Enron. Enron and its Official Committee of Unsecured Creditors have determined that the CCE Holdings Agreement is in the best interest of Enron's estate and its creditors. The Agreement provides that CCE Holdings shall purchase CrossCountry from Enron for $2.45 billion in cash, including the assumption of certain consolidated debt and is subject to approval by the U.S. Bankruptcy Court for the Southern District of New York (the "Court"). The Court is expected to issue a Final Sale Order on the transaction on September 9, 2004. The acquisition is expected to close no later than mid-December.
         To date, Southern Union has received clearance from the Federal Trade Commission under the Hart-Scott-Rodino Antitrust Improvement Act, approval for the transaction from the Missouri Public Service Commission, approval to issue securities from the Pennsylvania Public Utility Commission and approval to invest in CCE Holdings from the Massachusetts Department of Telecommunications and Energy ("MDTE"). Southern Union awaits only approval from the MDTE as it relates to the issuance of securities in connection with the transaction. The transaction is also subject to other customary closing conditions.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS (c) Exhibits.
   (c) Exhibits.

Exhibit Number  Exhibit
--------------  -------

      99.1       Press Release issued by Southern Union dated September 1, 2004.


         This release and other reports and statements issued or made from time to time contain certain "forward-looking statements" concerning projected future financial performance, expected plans or future operations. Southern Union cautions that actual results and developments may differ materially from such projections or expectations.
         Investors should be aware of important factors that could cause actual results to differ materially from the forward-looking projections or expectations. These factors include, but are not limited to: cost of gas; gas sales volumes; gas throughput volumes and available sources of natural gas; discounting of transportation rates due to competition; customer growth; abnormal weather conditions in Southern Union's service territories; impact of relations with labor unions of bargaining-unit employees; the receipt of timely and adequate rate relief and the impact of future rate cases or regulatory rulings; the outcome of pending and future litigation; the speed and degree to which competition is introduced to Southern Union's gas distribution business; new legislation and government regulations and proceedings affecting or involving Southern Union; unanticipated environmental liabilities; ability to comply with or to challenge successfully existing or new environmental regulations; changes in business strategy and the success of new business ventures, including the risks that the business acquired and any other businesses or investments that Southern Union has acquired or may acquire may not be successfully integrated with the business of Southern Union; exposure to customer concentration with a significant portion of revenues realized from a relatively small number of customers and any credit risks associated with the financial position of those customers; factors affecting operations such as maintenance or repairs, environmental incidents or gas pipeline system constraints; Southern Union's, or any of its subsidiaries, debt securities ratings; the economic climate and growth in the energy industry and service territories and competitive conditions of energy markets in general; inflationary trends; changes in gas or other energy market commodity prices and interest rates; the current market conditions causing more customer contracts to be of shorter duration, which may increase revenue volatility; the possibility of war or terrorist attacks; the nature and impact of any extraordinary transactions such as any acquisition or divestiture of a business unit or any assets.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         SOUTHERN UNION COMPANY
                                         ----------------------
                                               (Registrant)



Date  September 2, 2004                  By  /s/ DAVID J. KVAPIL
      ---------------------                  -----------------------------------
                                             David J. Kvapil
                                             Executive Vice President and
                                             Chief Financial Officer
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                                  EXHIBIT INDEX




Exhibit Number                    Description
--------------     -------------------------------------------------------------


  99.1           Press Release issued by Southern Union dated September 1, 2004.

                                                                   Exhibit 99.1

04-16
Investor Relations                      Media Relations
Southern Union Company                  Southern Union Company
John F. Walsh                           Jennifer K. Cawley
Director of Investor Relations          Vice President of
570-829-8662                            Corporate Communications
                                        570-829-8839


             SOUTHERN UNION JOINT VENTURE WITH GE COMMERCIAL FINANCE
                  TO ACQUIRE ENRON PIPELINES FOR $2.45 BILLION

         WILKES-BARRE, Pa. (BUSINESS WIRE) - September 1, 2004 - Southern Union Company ("Southern Union") (NYSE:SUG) announced today that CCE Holdings, LLC ("CCE Holdings"), a joint venture of Southern Union and its equity partner, GE Commercial Finance Energy Financial Services, entered into an agreement (the "Agreement") to acquire for cash 100 percent of the equity interests of
CrossCountry Energy, LLC ("CrossCountry") from Enron Corp. and its affiliates (collectively, "Enron"). Enron and its Official Committee of Unsecured Creditors have determined that the CCE Holdings Agreement is in the best interest of Enron's estate and its creditors. CrossCountry holds interests in and operates Transwestern Pipeline Company ("Transwestern"), Citrus Corp. ("Citrus") and Northern Plains Natural Gas Company ("Northern Plains) - the interstate natural gas pipeline assets of Enron.
         The Agreement provides that CCE Holdings shall purchase CrossCountry from Enron for $2.45 billion in cash, including the assumption of certain consolidated debt and is subject to approval by the U.S. Bankruptcy Court for the Southern District of New York (the "Court"). The Court is expected to issue a Final Sale Order on the transaction on September 9, 2004, after which time Southern Union will schedule an investor call to publicly discuss details of the acquisition. The acquisition is expected to close no later than mid-December.
         George L. Lindemann, Chairman and Chief Executive Officer of Southern Union, stated, "This acquisition will be our second transforming transaction in less than two years. With approximately 20,000 miles of interstate pipelines, we'll rank among the largest pipeline companies in the nation."
         Thomas F. Karam, President and Chief Operating Officer of Southern Union, added, "We are very happy to be acquiring these attractive and well-run assets. We expect that they will be immediately accretive to our Company. Southern Union will now have a substantial interstate pipeline footprint and will continue to have a leadership position in LNG imports - a critical component of our nation's future energy security."
         To date, Southern Union has received clearance from the Federal Trade Commission under the Hart-Scott-Rodino Antitrust Improvement Act, approval for the transaction from the Missouri Public Service Commission, approval to issue securities from the Pennsylvania Public Utility Commission and approval to invest in CCE Holdings from the Massachusetts Department of Telecommunications and Energy ("MDTE"). Southern Union awaits only approval from the MDTE as it relates to the issuance of securities in connection with the transaction. The transaction is also subject to other customary closing conditions.
         The pipeline system owned or operated by CrossCountry is comprised of approximately 9,700 miles of pipeline and approximately 8.6 Bcf/d of natural gas capacity.
         Transwestern owns and operates an approximately 2,400-mile pipeline that transports natural gas from the San Juan, Anadarko and Permian Basins to markets in the Mid-Continent, Texas, Arizona, New Mexico and California. Its bi-directional flow capabilities provide flexibility to adapt rapidly to regional demand. Its customers include local distribution companies, producers, marketers, electric power generators and industrial end-users.
         Citrus, a joint venture held 50% by CrossCountry and 50% by Southern Natural, an affiliate of El Paso Corporation, owns Florida Gas Transmission ("FGT") - an approximately 5,000-mile natural gas pipeline extending from south Texas to south Florida with mainline capacity of 2.1 Bcf/d. FGT has access to diverse natural gas supplies from the Gulf of Mexico, Texas and Louisiana. With over 240 delivery points and delivery connections to more than 50 natural gas fired electric generation plants, FGT serves the rapidly growing Florida peninsula. Its customers include electric utilities, independent power producers, co-generation facilities, municipal generators and local distribution companies.
         Northern Plains is one of the general partners of Northern Border Partners, LP. Northern Border Partners holds ownership interests in Northern Border Pipeline Company, Midwestern Gas Transmission Company, Viking Gas Transmission Company and Guardian Pipeline, LLC.
         J.P. Morgan Securities Inc. served as financial advisor to Southern Union in connection with this transaction. Affiliates of J.P. Morgan and Merrill Lynch provided to Southern Union and CCE Holdings financing commitments for the transaction.
         As CCE Holdings remains subject to a Confidentiality Agreement, neither Southern Union nor GE Commercial Finance Energy Financial Services will provide further comment until such time that the Court issues its Final Sale Order. About Southern Union Company
         Southern Union Company, headquartered in Wilkes-Barre, Pennsylvania, is engaged primarily in the transportation and distribution of natural gas. Through its Panhandle Energy subsidiary, the Company owns and operates Panhandle Eastern Pipe Line Company, Trunkline Gas Company, Sea Robin Pipeline Company, Trunkline LNG Company and Southwest Gas Storage Company. Collectively, the pipeline assets operate more than 10,000 miles of interstate pipelines that transport natural gas from the Gulf of Mexico, South Texas and the Panhandle regions of Texas and Oklahoma to major U.S. markets in the Midwest and Great Lakes region. Trunkline LNG, located in Lake Charles, Louisiana, is the nation's largest liquefied natural gas import terminal. Through its local distribution companies, Missouri Gas Energy, PG Energy and New England Gas Company, Southern Union also serves nearly one million natural gas end-user customers in Missouri, Pennsylvania, Massachusetts and Rhode Island. For more information, visit www.southernunionco.com. Forward-Looking Information
         This release and other reports and statements issued or made from time to time contain certain "forward-looking statements" concerning projected future financial performance, expected plans or future operations. Southern Union cautions that actual results and developments may differ materially from such projections or expectations.
         Investors should be aware of important factors that could cause actual results to differ materially from the forward-looking projections or expectations. These factors include, but are not limited to: cost of gas; gas sales volumes; gas throughput volumes and available sources of natural gas; discounting of transportation rates due to competition; customer growth; abnormal weather conditions in Southern Union's service territories; impact of relations with labor unions of bargaining-unit employees; the receipt of timely and adequate rate relief and the impact of future rate cases or regulatory rulings; the outcome of pending and future litigation; the speed and degree to which competition is introduced to Southern Union's gas distribution business; new legislation and government regulations and proceedings affecting or involving Southern Union; unanticipated environmental liabilities; ability to comply with or to challenge successfully existing or new environmental regulations; changes in business strategy and the success of new business ventures, including the risks that the business acquired and any other businesses or investments that Southern Union has acquired or may acquire may not be successfully integrated with the business of Southern Union; exposure to customer concentration with a significant portion of revenues realized from a relatively small number of customers and any credit risks associated with the financial position of those customers; factors affecting operations such as maintenance or repairs, environmental incidents or gas pipeline system constraints; Southern Union's, or any of its subsidiaries, debt securities ratings; the economic climate and growth in the energy industry and service territories and competitive conditions of energy markets in general; inflationary trends; changes in gas or other energy market commodity prices and interest rates; the current market conditions causing more customer contracts to be of shorter duration, which may increase revenue volatility; the possibility of war or terrorist attacks; the nature and impact of any extraordinary transactions such as any acquisition or divestiture of a business unit or any assets.

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